EXHIBIT 27


                             VOTING TRUST AGREEMENT


     THIS AGREEMENT made as of the ___ day of _________, 1996, by and among each of Steven Simon and Helen Porter (individually, a "Shareholder" and together, the "Shareholders"), AutoLend Group, Inc., a Delaware corporation (the
"Corporation") and Nunzio P. DeSantis, as the initial Voting Trustee (the "Voting Trustee").

                              W I T N E S S E T H :

     The parties hereto desire that the Shareholders transfer the shares of common stock of the Corporation owned by the Shareholders (such shares, together with any shares subsequently acquired by the Shareholders, whether upon purchase on the open market or otherwise, upon the exercise of options, upon the exchange or conversion of securities or rights which are exchangeable or convertible into common stock, or the issuance of additional shares in respect of the shares initially deposited herewith by virtue of any stock split, stock dividend or recapitalization being hereinafter referred to as the "Trust Stock") to the Voting Trustee for the purpose of vesting in the Voting Trustee voting and other rights pertaining thereto for the period and upon the terms and conditions stated in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree as follows:

     1. Transfer of Trust Stock to Voting Trustee. Each Shareholder hereby delivers, assigns and transfers unto the Voting Trustee hereunder all of the shares of Trust Stock and agrees to deliver, assign and transfer any shares of Trust Stock owned by him at any time in the future so long as this Voting Trust Agreement continues to be effective.

     2. Voting Trust Certificates. The Voting Trustee, in exchange for the Trust Stock transferred and delivered to the Voting Trustee hereunder, will issue and deliver to the Shareholder a voting trust certificate in substantially the form set forth in Exhibit A attached hereto. A voting trust certificate shall be transferable on the books of the Voting Trust by the record holder thereof in person or by attorney duly authorized, upon the surrender of such voting trust certificate properly endorsed for transfer, with all necessary transfer tax stamps affixed, subject to the same limitations on transfer as are applicable to transfers of the Trust Stock, the limitations contained in this Voting Trust Agreement, and compliance with applicable securities laws. Upon the transfer on the books of the Voting Trust of any voting trust certificate, the transferee shall succeed to all the rights hereunder of the record holder thereof.

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     3. Stock Issuances.  In the event that the Voting Trustee shall receive any additional stock certificates of the Corporation by way of dividend, stock split, recapitalization, combination of shares or otherwise, upon stock held by him under this Agreement, the Voting Trustee shall hold such stock certificates likewise subject to the terms of this Agreement, and shall issue, on behalf of the Voting Trust, voting trust certificates representing such stock certificates to the respective registered holder of the then outstanding voting trust certificate entitled to such stock certificate.

     4. Transfer of Voting Trust Certificates. The Voting Trustee shall execute any and all of the said voting trust certificates, and no voting trust certificate shall be valid unless duly signed by the Voting Trustee. Each voting trust certificate shall not be transferable except as provided herein.

     5. Destruction or Mutilation of Voting Trust Certificates. The holder of any voting trust certificate shall immediately notify the Voting Trustee of any mutilation, loss or destruction thereof. In the case of mutilation, the Voting Trustee may, in his discretion, cause one or more new certificates representing the same number of shares, in the aggregate, to be issued to such holder upon the surrender of the mutilated certificate. In the case of loss or destruction, the Voting Trustee may, in his discretion, cause one or more new certificates representing the same number of shares, in the aggregate, to be issued to such holder; provided, however, that the Voting Trustee may require such holder to indemnify the Voting Trust and the Voting Trustee, by way of bond or otherwise, in such form and amount and with such sureties as the Voting Trustee may deem necessary, against loss or liability by reason of the issuance of such new certificates.

     6. Dividends and Other Payments. Until the termination of this Agreement each registered holder of a voting trust certificate shall be entitled to receive promptly from the Voting Trustee payments equal to the amount of dividends (other than dividends represented by capital stock of the Corporation) or other distributions, if any, collected by the Voting Trustee upon the Trust Stock represented by voting trust certificates held by such holder and any payment representing the amount received upon redemption or sale of any such Trust Stock, subject, however, to the terms and conditions of this Agreement. Those registered as holders of voting trust certificates on the dates fixed as record dates by the Corporation for dividends and for the allotment of rights shall be entitled to such payments and to any rights to the benefit of which holders of voting trust certificates may be entitled under this Agreement. The Voting Trustee may, in his discretion, from time to time, close the voting trust certificate books against transfers of voting trust certificates for the purpose of determining the voting trust certificate holders

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entitled to vote at any meeting of such holders or to determine  any other thing or act to be done or performed by said holders.

     7. Sale of Shares or Voting Trust Certificate by a Shareholder.

     (a) Every transferee of any of the Trust Stock owned by either Shareholder, other than a bona fide purchaser, who is either a Relative (including a spouse, child, grandchild, great grandchild, parent, grand parent, great grandparent or cousin to the first or second degree, for the purposes of this definition, a legally adopted child of an individual shall be treated as a child of such individual by blood) or an Affiliate (as such terms is defined by 17 C.F.R. 230.144(A)(1)) of any Shareholder shall, by acceptance of the Trust Stock, become a party to this Agreement with the same force and effect as though an original party hereto, and shall be deemed a "Shareholder."

     (b) If, prior to the termination of this Agreement as provided herein, Trust Stock is sold in a bona fide sale to a purchaser who is neither a Relative nor an Affiliate of any of the Shareholders, the Shareholder whose shares of Trust Stock are being sold shall deliver to the Voting Trustee an affidavit (a "Sale Affidavit"), executed by the Shareholder under oath, stating: (i) the date of the bona fide sale: (ii) the number of shares of Trust Stock sold and the price therefor; (iii) the name, address and taxpayer identification number of the purchaser in the event of a private sale; and (iv) that the purchaser is neither a Relative nor an Affiliate of any of the Shareholders. Upon receipt of the Sale Affidavit as aforesaid, accompanied by a Voting Trust Certificate in respect of the Trust Stock which is sold, such Trust Stock shall be released from the terms of this Agreement and the Voting Trustee shall deliver to the Transfer Agent the certificates representing such Trust Stock for transfer to the purchaser in accordance with the same standard of conduct as to delivery to which a broker-dealer would be held in delivering equivalent share certificates. To the extent the certificate or certificates representing the Trust Stock which has been sold represents a number of shares greater than the Trust Stock which was sold, a new certificate representing the Trust Stock which was not sold shall be registered in the name of and delivered to the Voting Trustee to be held in accordance with this Agreement, and a new Voting Trust Certificate in respect thereof shall be delivered to the Shareholder.

     8. Power of Voting Trustee. The Voting Trustee shall, in his discretion, in respect of any and all of the Trust Stock, except as expressly limited by this Agreement, possess and be entitled exclusively to exercise any and all rights pertaining to the Trust Stock for every purpose, in person or by proxy, to waive either Shareholder's privilege in respect to voting the Trust Stock (excluding any right or privilege to subscribe for

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Trust Stock  (excluding  any right or privilege to subscribe  for any  increased stock) and to consent to any lawful corporate act of the Corporation, as though absolute owner of the Trust Stock, it being expressly agreed that each Shareholder has hereby assigned to the Voting Trustee all voting rights which he or she may have as pertains to ownership of the Trust Stock and arising out of such ownership whether by operation of law or agreement, and further that no voting rights shall pass to others by or under said voting trust certificates, or by or under this Agreement, or by or under any other agreement, express or implied. The Voting Trustee is authorized specifically, by way of example without limiting his rights hereunder, to vote the Trust Stock held by him for, or to consent in respect thereof to, any amendment to the Corporation's Certificate of Incorporation, including any increase, reduction or other change of the authorized capital of the Corporation, any agreement of consolidation, merger, share exchange or the sale or other disposition of all, substantially all, or any part of the property, assets and franchises of the Corporation and the granting, ratification or confirmation of any option or options therefor (whether executed before or after the execution of this Agreement, and whether or not such option or options extend(s) beyond the term of this Agreement), or the dissolution of the Corporation, and the judgment of the Voting Trustee as to the adequacy of the consideration thereby to be received by the Corporation and the Shareholders (provided each shareholder of the Corporation and each holder of a voting trust certificate of each class is treated uniformly, share for share) shall be conclusive and binding upon the Shareholders and the holders of voting trust certificates and all persons claiming through or under them. The Voting Trustee may act and receive compensation as a director or officer of the Corporation or of any affiliated corporation and he, or any firm or corporation with which he is in any way associated, may contract or maintain an interest in any transaction with the Corporation, or any affiliated corporation, as fully as though he were not the Voting Trustee.

     9. Stock Subscription and Other Stock Transactions. In case any increased or additional stock of the Corporation shall be offered with respect to the Trust Stock to the Voting Trustee for subscription, then, in such case, the Voting Trustee shall promptly deliver to the holders of any voting trust certificate any written notice received by the Voting Trustee in respect of such offer and, upon receiving from the holder of any voting trust certificate, prior to the time limited by the Corporation for subscription and payment, a request to subscribe in his behalf and money to pay for a stated amount of such increased stock (not in excess of the ratable amount subscribable in respect of the stock represented by such voting trust certificate), the Voting Trustee shall make such subscription and payment, and upon receiving from the Corporation the certificate or certificates for the stock so subscribed for, shall issue a

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voting trust certificate or voting trust  certificates in respect thereof to the voting trust certificate holder who shall have made such a request and payment. In case any reduction of the stock of the Corporation shall have been duly authorized, the Voting Trustee is hereby authorized to make such surrender of stock of the Corporation held by him hereunder, pro-rata on behalf of all holders of voting trust certificates, as may be required under the terms pursuant to which such reduction is to be effected, and to receive and hold any and all stock of the Corporation issued in exchange for such surrendered stock. Following any such action, the voting trust certificates issued and outstanding pursuant hereto shall be deemed to represent a proportionately reduced number of shares. Upon any duly authorized agreement of consolidation, merger, or share exchange becoming effective, the Voting Trustee is authorized to make such surrender of stock of the corporation held by him hereunder as may be required thereby, and to receive and hold hereunder any and all stock or securities issued to him in exchange for such surrendered stock or otherwise. The voting trust certificates shall thereupon be deemed to represent a proportionate number of the securities then received in exchange by the Voting Trustee. In the event of the distribution of the assets of the Corporation upon the dissolution thereof, the Voting Trustee shall promptly distribute the amount thereof received by him according to the interests of such registered holders, upon the surrender of the voting trust certificates held by them respectively. Upon the distribution of such assets by the Voting Trustee, as aforesaid, this Agreement shall terminate and all liability of the Voting Trust and the Voting Trustee, or of any of the persons acting as such, for the delivery of stock certificates hereunder shall cease and terminate.

     10. Standard of Care. In voting the Trust Stock represented by the stock certificate or certificates issued to the Voting Trustee as hereinafter provided and/or otherwise exercising the right of the Voting Trustee granted hereunder, the Voting Trustee shall exercise his best judgment to the end that the business and affairs of the Corporation shall be properly managed; but, except for his own gross negligence or willful misconduct, the Voting Trustee shall not assume any responsibility or liability in respect of such management, or in respect of any action taken by the Voting Trustee, or taken in pursuance of his consent thereto, or in pursuance of his vote so cast, and the Voting Trustee shall not incur any responsibility or liability, as a shareholder, Voting Trustee or otherwise, by reason of any error of fact or law and/or of any matter or thing omitted to be done except where such error of fact or law and/or matter or thing omitted to be done shall have resulted form the Voting Trustee's gross negligence or willful misconduct.

     11. Compensation, Indemnity and Expense. The Voting Trustee shall not be entitled to any compensation for his services as

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such,  unless such  compensation is authorized by a majority vote of the persons then holding voting trust certificates hereunder; but it is expressly agreed that the Voting Trustee shall be indemnified against and saved harmless from, any and all liabilities, costs, damages and expenses (including reasonable attorney's fees) incurred by the Voting Trustee by reason of any breach or violation by any holder of a voting trust certificate of any provision of this Agreement.

     12. Acceptance of Trust. The Voting Trustee hereby accepts the above trust subject to all terms, conditions and reservations herein contained and agrees that he will exercise the powers and preform the duties of Voting Trustee as herein set forth according to his best judgment.

     13. Termination.

     (a) This Agreement shall terminate one day prior to the ___ anniversary date of this Agreement, without notice by or action of the Voting Trustee unless sooner terminated as hereinafter provided. This Voting Trust Agreement may be terminated at any time by the Voting Trustee, in his discretion from time to time, by signing a declaration to that effect and sending a copy of the same to each registered holder of voting trust certificates issued hereunder.

     (b) Upon termination of this Agreement, the Voting Trustee, in exchange for, or upon surrender of, any voting trust certificate then outstanding, shall, in accordance with the terms hereof, and out of the shares held by him hereunder, promptly deliver proper stock certificates of the Corporation to the holders of voting trust certificates and thereupon all liability of the Voting Trust and the Voting Trustee for the delivery of said stock certificates shall cease and terminate. The Voting Trustee may call upon and require all holders of voting trust certificates to surrender them in exchange for certificates of stock for the number of shares to which they are entitled hereunder.

     14. Successor Voting Trustee.

     (a) Selection of Successor Voting Trustee. Upon the resignation, death or legal incapacity of the Voting Trustee, a successor Voting Trustee shall be selected by the Board of Directors of the Corporation or by such other person as shall otherwise be designated by the Board of Directors of the Corporation to designate a successor.

     (b) Rights, Powers and Duties of Successor Voting Trustee. Any successor Voting Trustee shall have all the rights, powers and duties of the Voting Trustee hereunder and the term "Voting Trustee" as used in this Voting Trust Agreement and in the voting trust certificate shall apply to the named Voting

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Trustee and to any successor hereunder. Notwithstanding any change in the Voting
Trustee, any certificate for the Trust Stock standing in the name of the Voting Trustee may be endorsed and transferred by any successor Voting Trustee with the same effect as if endorsed and transferred by the original Voting Trustee.

     15. Miscellaneous.

     (a) The titles and captions set forth herein are for convenience and reference only and are not intended to modify, limit, describe or affect in any way the contents, scope or intent of this Agreement.
     (b) Whenever the context of this Agreement so requires, the masculine and/or feminine gender shall be substituted for or deemed to include the neuter and the plural shall be substituted for or deemed to include the singular, and vice versa.

     (c) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all the parties reflected hereon as signatories.

     (d) This Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Delaware. Each of the parties hereto agrees to submit to the jurisdiction of the federal or state courts located in the County of New Castle, State of Delaware, in any action or proceeding arising out of or relating to this Agreement.

     (e) Each and all of the terms and  provisions of this  Agreement,  shall be
and  are  hereby  made  binding  upon  the  Shareholder,   his  heirs,  personal
representatives, successors and assigns.

     (f) This writing represents the complete understanding of the parties respecting the subject matter hereof and supersedes any and all oral or written communications, negotiations, understandings or agreements respecting the subject matter hereof; there are no contemporaneous oral or written understandings or agreements with respect to the subject matter hereof.

     (g) This Agreement shall be filed with the Voting Trustee, and a copy hereof shall be filed at the principal office of the Corporation.

     (h) If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid or

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unenforceable,  said provision  shall be deemed amended to delete  therefrom the portion thus adjudicated to be invalid or unenforceable and the remainder of this Agreement shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       ------------------------------
                                       Steven Simon


                                       ------------------------------
                                       Helen Porter


                                       AUTOLEND GROUP, INC.

                                       By:___________________________

                                       Title:________________________

                                       ------------------------------

                                       ______________, Voting Trustee


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